December 10, 2013

DREYFUS APPRECIATION FUND, INC.

Supplement to Statement of Additional Information
dated March 1, 2013, as revised or amended

April 1, 2013, May 1, 2013, July 1, 2013 and September 1, 2013

The following information supersedes and replaces any contrary information contained in "Commissions":

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DAF	$15,621,000	$455,274
DBMMF	N/A	N/A
DMBOF	N/A	N/A
DNYAFMBF	N/A	N/A
DWGF	$70,415,088	$28,038
DCTF	N/A	N/A
DMAF	N/A	N/A
DPAF	N/A	N/A
GCMMMF	N/A	N/A
GGSMMF	N/A	N/A
GTPMMF	N/A	N/A
GMMF	N/A	N/A
GMMMF	N/A	N/A
GNYMMMF	N/A	N/A

0141SAISTK-1213